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                                                                      EXHIBIT 21


                         SUBSIDIARIES OF THE REGISTRANT

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                                                                                                         State or
                                                                                                      Jurisdiction of
                                                                                                       Incorporation
                                                                                                       -------------
    SouthTrust Corporation                                                                            Not Applicable
           SouthTrust of Alabama, Inc.                                                                    Alabama
                    SouthTrust Bank                                                                       Alabama
                             SouthTrust Mortgage Corporation                                             Delaware
                             SC Realty, LLC                                                              Delaware
                             Magic City, Inc.                                                            Delaware
                                       Magic City Three, Inc.                                            Delaware
                             SouthTrust Capital Funding Corporation                                      Delaware
                             SouthTrust Mobile Services Funding Corporation                               Alabama
                             SouthTrust Community Reinvestment Company, LLC                               Alabama
                             SouthTrust Development Corporation                                           Georgia
                             ST Holdings, Inc.                                                            Alabama
                                       ST Realty 1, Inc.                                                  Alabama
                                       ST Realty 3, Inc.                                                  Alabama
                                       ST Realty 4, Inc.                                                  Alabama
                                       SouthTrust Mortgage Investment, LLC                                Alabama
                             HNB Auto Exchange, LLC                                                       Alabama
                             Independent Investors, Inc.                                                 Virginia
                             SouthTrust International, Inc.                                               Alabama
                                       ST Hong Kong, LTD                                                 Hong Kong
                             SouthTrust Community Development Management Corp                             Alabama
                             SouthTrust Community Development, LLC                                        Alabama
                                       SouthTrust Community Development, series a, LLC                    Alabama
           SouthTrust Life Insurance Company                                                              Arizona
           SouthTrust Securities, Inc.                                                                   Delaware
                    SouthTrust Insurance, LLC                                                             Alabama
                    SouthTrust Insurance Agency of Georgia, LLC                                           Georgia
                    Bayshore Insurance Agency                                                              Texas
                    SouthTrust Insurance of Mississippi, Inc.                                           Mississippi
                    Bank of Tidewater Service Corp.                                                      Virginia
           PRN Holdings, Inc.                                                                            Delaware
           SouthTrust VA Member, LLC                                                                      Alabama
                    Omniserve, LLC                                                                        Florida
                             Omniserve of Alabama, LLC                                                    Alabama

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